                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                               SEPTEMBER 26, 1996
                                (DATE OF REPORT)



                          MAGAININ PHARMACEUTICALS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                       0-19651               13-3445668
(STATE OR OTHER JURISDICTION OF        (COMMISSION           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)         FILE NUMBER)               ID NO.)



         5110 CAMPUS DRIVE
         PLYMOUTH MEETING, PENNSYLVANIA                          19462
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



                                 (610) 941-4020
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                 NOT APPLICABLE
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)
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ITEM 5.                    OTHER EVENTS.

                  On September 26, 1996, the Registrant announced by press release (the "Press Release") that it had reached agreement with Multiple Peptide Systems, Inc., a subsidiary of Houghten Pharmaceuticals, Inc. ("Houghten"), and The Scripps Research Institute ("Scripps"), relating to the buyout of royalties which the Registrant would otherwise have owed on any sales of MSI-78 (Cytolex(TM)). Pursuant to this Agreement, the Registrant will issue to Houghten and ScrippS an aggregate of 550,000 shares of the Registrant's Common Stock, and the Registrant's license as it relates to MSI-78 will be fully-paid and royalty-free.


                  The Registrant hereby incorporates by reference the Press Release, which is attached hereto as Exhibit 99.1 and made a part hereof, into this Item 5.


ITEM 7.                    FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired:  None

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:

                  99.1     Press Release, dated September 26, 1996.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           MAGAININ PHARMACEUTICALS INC.


Date:  September 26, 1996                  By:/s/ Michael R. Dougherty
                                              ------------------------
                                           Michael R. Dougherty
                                           Executive Vice President and
                                           Chief Financial Officer
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                                  EXHIBIT INDEX



 Exhibit                                                        Page
 -------                                                        ----

  99.1          Press Release dated September 26, 1996